Financial risk management	12 Months Ended
Jun. 30, 2021
Financial risk management
Financial risk management
30	Financial risk management

30.1 Financial risk factors

This note explains the Group’s exposure to financial risks and how those risks could affect the Group’s future financial performance. The Group’s overall risk management program focuses on the unpredictability of financial markets and seeks to minimise potential adverse effects on the Group’s financial performance. The Group uses derivative financial instruments to hedge certain risk exposures.

The policy for each financial risk is described in more detail below.

a)Market risk

(i)Foreign exchange risk

The Group is exposed to the following foreign exchange risks:

●	Significant revenue received in Euros primarily as a result of participation in UEFA club competitions. During the year ended 30 June 2021 the Group recognized a total of €84.1 million of revenue denominated in Euros (2020: €19.2 million; 2019: €94.4 million). The Group ordinarily seeks to hedge the majority of the foreign exchange risk of this revenue either by using contracted future foreign exchange expenses (including player transfer fee commitments) or by placing forward contracts, at the point at which it becomes reasonably certain that it will receive the revenue.
●	Significant amount of commercial revenue denominated in US dollars. During the year ended 30 June 2021 the Group recognized a total of $59.6 million of revenue denominated in US dollars (2020: $147.5 million; 2019: $155.9 million). The foreign exchange risk on these US dollar revenues is hedged to the extent possible (see note 30.2 below).
●	Risks arising from the US dollar denominated secured term loan facility and senior secured notes (see note 25). At 30 June 2021 the secured term loan facility and senior secured notes included principal amounts of $650.0 million (2020: $650.0 million) denominated in US dollars. The foreign exchange risk on these US dollar borrowings (net of the Group’s US dollar cash balances) is hedged to the extent possible (see note 30.2 below). Interest is paid on these borrowings in US dollars. Foreign exchange gains exchange gains or losses arising on re-translation of our unhedged US dollar borrowings are recognized in the statement of profit or loss immediately and are subject to UK Corporation tax. From time to time, we may use foreign currency options to manage the unfavourable impact foreign exchange volatility may have on our cash flows.
●	Payments and receipts of transfer fees may also give rise to foreign exchange exposures. Due to the nature of player transfers the Group may not always be able to predict such cash flows until the transfer has taken place. Where possible and depending on the payment profile of transfer fees payable and receivable the Group will seek to hedge future payments and receipts at the point it becomes reasonably certain that the payments will be made or the income will be received. When hedging income to be received, the Group also takes account of the credit risk of the counterparty.
●	Payments of operating expenses may also give rise to foreign exchange exposures. We seek to hedge future payments either by using future foreign exchange revenue or by placing forward contracts.

It is the policy of the Group to enter into forward foreign exchange contracts to cover specific foreign exchange payments and receipts. The following table details the forward foreign exchange contracts outstanding at the reporting date:

	2021				2020
	Average	Foreign	Notional	Fair	Average	Foreign	Notional	Fair
	exchange	currency	value	value	exchange	currency	value	value
	rate	€’000	£’000	£’000	rate	€’000	£’000	£’000
Buy Euro	1.1573	(34,576)	(29,875)	(78)	1.1626	(46,976)	(40,405)	2,633

30Financial risk management (continued)

30.1 Financial risk factors (continued)

a)Market risk (continued)

(i)Foreign exchange risk (continued)

The Group also has a number of embedded foreign exchange derivatives in host Commercial revenue contracts. These are recognized separately in the financial statements at fair value since they are not closely related to the host contract. As of 30 June 2021 the fair value of such derivatives was an asset of £809,000 and a liability of £527,000 (2020: asset of £150,000).

Further, we are exposed to cash flow risk on fluctuations in foreign exchange rates. Foreign exchange gains or losses arising on re-translation of our unhedged US dollar borrowings are recognized in the statement of profit or loss immediately and are subject to UK Corporation tax. From time to time, we may use foreign currency options to manage the unfavorable impact foreign exchange volatility may have on our cash flows.

The Group’s exposure to material foreign currency risk at the end of the reporting period, expressed in pounds sterling, was as follows:

	2021		2020
	Euro	US Dollar	Euro	US Dollar
	£’000	£’000	£’000	£’000
Contract assets — accrued revenue	4,477	2,499	2,945	2,277
Trade receivables	44,855	10,274	56,226	88,554
Cash and cash equivalents	57,004	17,290	24,219	2,642
Trade and other payables	(90,608)	(454)	(55,193)	(1,685)
Borrowings	—	(470,068)	—	(525,615)
Derivative financial liabilities	—	(5,121)	—	(9,136)
	15,728	(445,580)	28,197	(442,963)

Sensitivity

As shown in the table above, the Group is primarily exposed to changes in Euro/GBP and USD/GBP exchange rates. The sensitivity of equity and post-tax profit as at 30 June 2021 was as follows:

●	if pounds sterling had strengthened by 10% against the Euro, with all other variables held constant, equity and post-tax profit for the year would have been £1.1 million lower (2020: £2.0 million lower).
●	if pounds sterling had weakened by 10% against the Euro, with all other variables held constant, equity and post-tax profit for the year would have been £1.7 million higher (2020: £2.5 million higher).
●	if pounds sterling had strengthened by 10% against the US dollar, with all other variables held constant, equity and post-tax profit for the year would have been £31.9 million higher (2020: £31.8 million higher).
●	if pounds sterling had weakened by 10% against the US dollar, with all other variables held constant, equity and post-tax profit for the year would have been £39.2 million lower (2020: £38.9 million lower).

(ii)	Cash flow and fair value interest rate risk

The Group has no significant interest bearing assets other than cash on deposit which attracts interest at a small margin above UK base rates.

30	Financial risk management (continued)

30.1 Financial risk factors (continued)

a)Market risk (continued)

(ii)	Cash flow and fair value interest rate risk (continued)

The Group’s interest rate risk arises from its borrowings. Borrowings issued at variable interest rates expose the Group to cash flow interest rate risk. Borrowings issued at fixed rates expose the Group to fair value interest rate risk. The Group’s borrowings are denominated in US dollars and pounds sterling. Full details of the Group’s borrowings and associated interest rates can be found in note 25.

The Group manages its cash flow interest rate risk where considered appropriate using interest rate swaps. Such interest rate swaps have the economic effect of converting a portion of variable rate borrowings from floating rates to fixed rates. The impact on equity and post-tax profit of a 1.0% shift in interest rates would not be material to any periods presented. Details of the interest rate swaps committed to at the reporting date are provided in note 30.2 below.

b)Credit risk

Credit risk is managed on a Group basis and arises from contract assets, trade receivables, other receivables, favorable derivative financial instruments, and cash and cash equivalents.

The Group applies the IFRS 9 simplified approach to measuring expected credit losses which uses a lifetime expected provision for impairment for all trade receivables, other receivables and contract assets. To measure the expected credit losses, trade receivables, other receivables and contract assets have been grouped based on shared risk characteristics and the days past due. Contract assets relate to unbilled revenue and have substantially the same risk characteristics as the trade receivables for the same types of contracts.

Gross trade receivables can be analysed by due date and whether or not impaired as follows:

	2021	2020
	£’000	£’000
Neither past due nor impaired	58,579	154,946
Past due, not impaired	12,195	4,733
Not past due, impaired	549	2,559
Past due, impaired	4,422	10,591
Gross trade receivables	75,745	172,829

A substantial majority of the Group’s Broadcasting revenue is derived from media contracts negotiated by the Premier League and UEFA with media distributors, and although the Premier League obtains guarantees to support certain of its media contracts, typically in the form of letters of credit issued by commercial banks, it remains the Group’s single largest credit exposure. The Group derives commercial and sponsorship revenue from certain corporate sponsors, including global, regional, mobile, media and supplier sponsors in respect of which the Group may manage its credit risk by seeking advance payments, installments and/or bank guarantees where appropriate. The substantial majority of this revenue is derived from a limited number of sources. The Group is also exposed to other football clubs globally for the payment of transfer fees on players. Depending on the transaction, some of these fees are paid to the Group in installments. The Group tries to manage its credit risk with respect to those clubs by requiring payments in advance or, in the case of payments on installment, requiring bank guarantees on such payments in certain circumstances. However, the Group cannot ensure these efforts will eliminate its credit exposure to other clubs. A change in credit quality at one of the media broadcasters for the Premier League or UEFA, one of the Group’s sponsors or a club to whom the Group has sold a player can increase the risk that such counterparty is unable or unwilling to pay amounts owed to the Group. Derivative financial instruments and cash and cash equivalents are placed with counterparties with an investment grade Moody’s rating.

30	Financial risk management (continued)

30.1 Financial risk factors (continued)

b)Credit risk (continued)

Credit terms offered by the Group vary depending on the type of sale. For seasonal match day facilities and sponsorship contracts, payment is usually required in advance of the season to which the sale relates. For other sales the credit terms typically range from 14 - 30 days, although specific agreements may be negotiated in individual contracts with terms beyond 30 days. For player transfer activities, credit terms are determined on a contract by contract basis. Of the net total trade receivable balance of £70,774,000 (2020: £159,679,000), £43,153,000 (2020: £57,726,000) relates to amounts receivable from various other football clubs in relation to player trading.

Management considers that, based on historical information about default rates, the current strength of relationships (a number of which are recurring long term relationships), and forward-looking information, the credit quality of trade receivables and other receivables that are neither past due nor impaired, and for contract assets, is good. Trade receivables that are past due but not impaired relate to independent customers for whom there is no recent history of default. Accordingly the identified provision for impairment for these receivables was immaterial. The identified provision for impairment of trade receivables that are past due and impaired is 100%.

Management has considered the current and expected future economic and market conditions surrounding the COVID-19 pandemic in determining the estimate of credit losses.

The closing provision for impairment of trade receivables as of 30 June 2021 reconciles to the opening provision for impairment as follows:

	2021	2020
	£’000	£’000
Provision as of 1 July	13,150	12,954
Increase/(decrease) in provision recognized in profit or loss during the year	1,054	(1,185)
Unused amount reversed – cash received	(188)	(5,125)
Receivables written off during the year as uncollectible	(9,003)	(3,076)
Receivables offset against contract liabilities - deferred revenue	90	9,530
Foreign exchange gains on retranslation recognized in profit or loss during the year	(132)	52
Provision as of 30 June	4,971	13,150

Trade receivables and contact assets are written off when there is no reasonable expectation of recovery. The creation and release of provision for impaired receivables have been included in ‘other operating expenses’ in the statement of profit or loss.

While other receivables, favorable derivative financial instruments, and cash and cash equivalents are also subject to the impairment requirements of IFRS 9, the identified provision for impairment on these items was immaterial.

c)Liquidity risk

The Group’s policy is to maintain a balance of continuity of funding and flexibility through the use of secured term loan facilities, senior secured notes and other borrowings as applicable. The annual cash flow is cyclical in nature with a significant portion of cash inflows ordinarily being received prior to the start of the playing season. COVID-19 has impacted the 2020/21 season Matchday cash receipts, with seasonal facility sales lapsed, due to all matches prior to the final home match of the season being played behind closed doors. Ultimate responsibility for liquidity risk management rests with the executive directors of Manchester United plc. The directors use management information tools including budgets and cash flow forecasts to constantly monitor and manage current and future liquidity.

30	Financial risk management (continued)

30.1 Financial risk factors (continued)

c) Liquidity risk (continued)

Cash flow forecasting is performed on a regular basis which includes rolling forecasts of the Group’s liquidity requirements to ensure that the Group has sufficient cash to meet operational needs while maintaining sufficient headroom on its undrawn committed borrowing facilities at all times so that the Group does not breach borrowing limits or covenants on any of its borrowing facilities. The Group’s borrowing facilities are described in note 25. Financing facilities have been agreed at appropriate levels having regard to the Group’s operating cash flows and future development plans.

Surplus cash held by the operating entities over and above that required for working capital management are invested by Group finance in interest bearing current accounts or money market deposits. As of 30 June 2021, the Group held cash and cash equivalents of £110,658,000 (2020: £51,539,000).

The table below analyses the Group’s non-derivative financial liabilities into relevant maturity groupings based on the remaining period at the reporting date to the contractual maturity date. The amounts disclosed in the table are the contractual undiscounted cash flows including interest and therefore differs from the carrying amounts in the consolidated balance sheet.

	Less than 1	Between 1	Between 2
	year	and 2 years	and 5 years	Over 5 years
	£’000	£’000	£’000	£’000
Trade and other payables excluding social security and other taxes(1)	160,375	41,794	27,908	—
Borrowings	77,203	16,646	45,142	489,983
Lease liabilities	1,488	493	487	3,642
	239,066	58,933	73,537	493,625
Non-trading derivative financial instruments(2):
Cash outflow	1,793	1,707	1,707	—
Cash inflow	(8)	—	—	—
At 30 June 2021	240,851	60,640	75,244	493,625
Trade and other payables excluding social security and other taxes(1)	184,116	27,738	25,805	—
Borrowings	18,640	18,640	53,341	563,757
Lease liabilities	1,164	436	804	3,701
	203,920	46,814	79,950	567,458
Non-trading derivative financial instruments(2):
Cash outflow	2,284	2,284	4,568	—
Cash inflow	(1,078)	(1,555)	—	—
At 30 June 2020	205,126	47,543	84,518	567,458

(1)	Social security and other taxes are excluded from trade and other payables balance, as this analysis is required only for financial instruments.
(2)	Non-trading derivatives are included at their fair value at the reporting date.

30.2 Hedging activities

The Group uses derivative financial instruments to hedge certain exposures, and has designated certain derivatives as hedges of cash flows (cash flow hedge).

30Financial risk management (continued)

30.2 Hedging activities (continued)

The Group hedges the foreign exchange risk on contracted future US dollar revenues whenever possible using the Group’s US dollar net borrowings as the hedging instrument. The foreign exchange gains or losses arising on re-translation of the Group’s US dollar net borrowings used in the hedge are initially recognized in other comprehensive income, rather than being recognized in the statement of profit or loss immediately. Amounts previously recognized in other comprehensive income and accumulated in the hedging reserve are subsequently reclassified into the statement of profit or loss in the same accounting period, and within the same statement of profit or loss line (i.e. commercial revenue), as the underlying future US dollar revenues, which given the varying lengths of the commercial revenue contracts will be between July 2021 to June 2025. The foreign exchange gains or losses arising on re-translation of the Group’s unhedged US dollar borrowings are recognized in the statement of profit or loss immediately (within net finance income/costs). The table below details the net borrowings being hedged at the reporting date:

	2021	2020
	$’000	$’000
USD borrowings	650,000	650,000
Hedged USD cash	(23,700)	(3,025)
Net USD debt	626,300	646,975
Hedged future USD revenues	(61,453)	(177,524)
Unhedged USD borrowings(1)	564,847	469,451
Closing exchange rate	1.3820	1.2374

(1)    A further portion of the profit and loss exposure (within net finance income/costs) on unhedged USD borrowings is naturally offset by the fair value of foreign exchange based embedded derivatives in host Commercial revenue contracts.

The Group hedges its cash flow interest rate risk where considered appropriate using interest rate swaps. Such interest rate swaps have the economic effect of converting a portion of variable rate borrowings from floating rates to fixed rates. The effective portion of changes in the fair value of the interest rate swap is initially recognized in other comprehensive income, rather than being recognized in the statement of profit or loss immediately. Amounts previously recognized in other comprehensive income and accumulated in the hedging reserve are subsequently reclassified into the statement of profit or loss in the same accounting period, and within the same statement of profit or loss line (i.e. finance costs), as the underlying interest payments, which given the term of the swap will be between July 2021 to June 2024. The following table details the interest rate swaps at the reporting date that are used to hedge borrowings:

	2021	2020
Current hedged principal value of loan outstanding ($‘000)	150,000	150,000
Rate received	1 month $ LIBOR	1 month $ LIBOR
Rate paid	Fixed 2.032%	Fixed 2.032%
Expiry date	30 June 2024	30 June 2024

As of 30 June 2021, the fair value of the above interest rate swaps was a liability of £5,121,000 (2020: liability of £9,136,000).

The Group also ordinarily seeks to hedge the majority of the foreign exchange risk on revenue arising as a result of participation in UEFA club competitions, either by using contracted future foreign exchange expenses (including player transfer fee commitments) or by placing forward foreign exchange contracts, at the point at which it becomes reasonably certain that it will receive the revenue. The Group also seeks to hedge the foreign exchange risk on other contracted future foreign exchange expenses using available foreign exchange cash balances and forward foreign exchange contracts.

Management has considered the impact of COVID-19 on the cash flow hedges to determine if the hedged forecast cash flows remain ‘highly probable’ and does not believe that there is any material ineffectiveness as a result of COVID-19.

30Financial risk management (continued)

30.2 Hedging activities (continued)

Details of movements on the hedging reserve are as follows:

	Future
	US dollar	Interest		Total,		Total,
	revenues	rate swap	Other	before tax	Tax	after tax
	£’000	£’000	£’000	£’000	£’000	£’000
Balance at 1 July 2018	(26,991)	4,490	(212)	(22,713)	(4,845)	(27,558)
Exchange differences on hedged foreign exchange risks	(6,350)	—	168	(6,182)	—	(6,182)
Reclassified to profit or loss	6,004	—	246	6,250	—	6,250
Change in fair value	—	(6,788)	—	(6,788)	—	(6,788)
Tax relating to above	—	—	—	—	(1,266)	(1,266)
Movement recognized in other comprehensive income	(346)	(6,788)	414	(6,720)	(1,266)	(7,986)
Balance at 30 June 2019	(27,337)	(2,298)	202	(29,433)	(6,111)	(35,544)
Exchange differences on hedged foreign exchange risks	(2,818)	—	353	(2,465)	—	(2,465)
Reclassified to profit or loss	12,214	—	(34)	12,180	—	12,180
Change in fair value	—	(6,838)	—	(6,838)	—	(6,838)
Tax relating to above	—	—	—	—	102	102
Movement recognized in other comprehensive income	9,396	(6,838)	319	2,877	102	2,979
Balance at 30 June 2020	(17,941)	(9,136)	521	(26,556)	(6,009)	(32,565)
Exchange differences on hedged foreign exchange risks	4,325	—	(2,490)	1,835	—	1,835
Reclassified to profit or loss	14,956	—	1,892	16,848	—	16,848
Change in fair value	—	4,015	—	4,015	—	4,015
Tax relating to above	—	—	—	—	(569)	(569)
Movement recognized in other comprehensive income	19,281	4,015	(598)	22,698	(569)	22,129
Balance at 30 June 2021	1,340	(5,121)	(77)	(3,858)	(6,578)	(10,436)

Based on exchange rates existing as of 30 June 2021, a 10% appreciation of the UK pounds sterling compared to the US dollar would have resulted in a credit to the hedging reserve in respect of future US dollar revenues of approximately £4,042,000 (2020: credit of £13,042,000) before tax. Conversely, a 10% depreciation of the UK pounds sterling compared to the US dollar would have resulted in a debit to the hedging reserve in respect of US dollar future revenues of approximately £4,941,000 (2020: debit of £15,941,000) before tax.

30.3 Capital risk management

The Group manages its capital to ensure that entities in the Group will be able to continue as going concerns while maximising the return to shareholders through the optimisation of the debt and equity balance. Capital is calculated as “equity” as shown in the balance sheet plus net debt. Net debt is calculated as total borrowings (including current and non-current borrowings as shown in the balance sheet) less cash and cash equivalents and is used by management in monitoring the net indebtedness of the Group. A reconciliation of net debt is shown in note 27.2.

As of 30 June 2021, the Group had total borrowings of £530.2 million (2020: £525.6 million). As described in note 25 above, the Group’s revolving facilities, the secured term loan facility and the note purchase agreement governing the senior secured notes each contain certain covenants that restrict the activities of Red Football Limited and its subsidiaries. As of 30 June 2021, the Group was in compliance with all covenants under its revolving facility, the secured term loan facility and the note purchase agreement governing the senior secured notes.